EXHIBIT 12.(b)
                                                                 --------------

                            GIORDANO INVESTMENT TRUST

            CHIEF EXECUTIVE AND CHIEF FINANCIAL OFFICER CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the semi-annual report of the Giordano Fund (the "Fund") of the Giordano Investment Trust on Form N-CSR for the period ended March 31, 2006, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Joseph A. Giordano, chief executive officer (or equivalent thereof) and chief financial officer (or equivalent thereof) of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)  The information  contained in the Report fairly presents,  in all
             material  respects,   the  financial  condition  and  results  of
             operations of the Fund.


Date: May 25, 2006                By:/s/ Joseph A. Giordano
                                     __________________________________________
                                     Joseph A. Giordano
                                     Trustee, President, Treasurer, Principal
                                     Executive Officer and Principal Financial
                                     Officer of Giordano Investment Trust



     A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.